SEQUOIA FUND, INC.

Supplement dated March 24, 2016
to the Prospectus dated May 1, 2015

Effective immediately, the section "Portfolio Managers" on page 4 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

Portfolio Manager

David M. Poppe, President and Director of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poppe is President and Director of Ruane, Cunniff & Goldfarb and has been a portfolio manager of the Fund since 2006.

The fourth paragraph in the section "Management of the Fund—Investment Adviser" on page 5 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

David M. Poppe serves as portfolio manager of the Fund and has served in a similar capacity since prior to 2010. The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.